Exhibit 99.4

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SIDLEY AUSTIN LLP
Thomas R. Califano (24122825)
Rakhee V. Patel (00797213)
Jeri Leigh Miller (24102176)
2021 McKinney Avenue, Suite 2000
Dallas, Texas 75201
Telephone: (214) 981-3300
Facsimile: (214) 981-3400
Email: tom.califano@sidley.com
rpatel@sidley.com
jeri.miller@sidley.com

SIDLEY AUSTIN LLP
Weiru Fang (admitted *pro hac vice*)
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 839-5300
Facsimile: (212) 839-5599
Email: weiru.fang@sidley.com

Attorneys for the Debtors and
Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

In re:	Chapter 11
EBIX, INC., *et al.*[1]	Case No. 23-80004 (SWE)
Debtors.	(Jointly Administered)

GLOBAL NOTES FOR THE
APRIL 2024 MONTHLY OPERATING REPORTS

On December 17, 2023, (the "Petition Date") Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a "Debtor" and, collectively, the "Debtors") commenced

[1] The Debtors in these chapter 11 cases, along with the last four digits of each Debtor's federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors' mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 2 of 33 voluntary cases (the “Chapter 11 Cases”) under chapter 11 oftitle 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”). The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 ofthe Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE). 1. General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR. 2. Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information ofthe Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Pending completion of the year-end 2023 and Q1 2024 impairment analysis for goodwill and intangible assets, the Debtors have not recorded the gain on sale ofthe Debtors’ North American life and annuity assets. In addition, pending allocation of the purchase price consideration for the North America business between various debtor entities, the purchase price consideration, as adjusted for certain purchase price adjustments, is presented in the financial statements of Ebix Inc. The Debtors have not separately classified the assets held for sale following entry of the order approving the bid procedures and auction of the Debtors’ remaining assets of the North American business and the Debtors’ equity interests in certain non-Debtor foreign subsidiaries. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect

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adjustments made to the financial statements contained in the previously filed December 2023 monthly operating reports. The financial statements presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

3. **Reporting Period**: Unless otherwise noted herein, the MOR generally reflects the Debtors' books and records and financial activity occurring during the applicable reporting period.

4. **Accuracy**: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5. **Investments in Subsidiaries**: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries.

6. **Payments of Prepetition Claims Pursuant to First Day Orders**: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors' cash management banks; and (f) certain critical vendor payments.

7. **Insiders**: For purposes of this MOR, the Debtors defined "insiders" pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors' directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider's influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an "insider" under applicable law, with respect to any theories of liability, or for any other purpose.

8. **Payments to Insiders**: All payments made by the Debtors to "Insiders," as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.

9. **Postpetition Borrowing**: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the *Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to*

3

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Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255].

10. **Interest on Prepetition Borrowing**: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein.

11. **Bank Accounts**: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors.

12. **Internal Transfers**: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

13. **Estimation of Claims**: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors' available information.

14. **Payments To or On Behalf of Nonbankruptcy Professionals**. All payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the *Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief* [Docket No. 295]. The objection period for certain of these ordinary course professionals has passed as of the filing of this MOR.

15. **Attachments and Exhibits**: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors.

16. **Reservation of Rights**: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors' rights or an admission with respect to their Chapter 11 Cases.

*** * * END OF GLOBAL NOTES * * ***

4

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UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS

In Re. P.B. Systems, Inc. §
§
Debtor(s) §
§

Case No. 23-80006

Lead Case No. 23-80004

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 04/30/2024

Petition Date: 12/17/2023

Months Pending: 5

Industry Classification: 5 1 8 2

Reporting Method: Accrual Basis ◉ Cash Basis ◯

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☒ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☐ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg
Signature of Responsible Party

05/21/2024
Date

Amit K. Garg
Printed Name of Responsible Party

1 Ebix Way
Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

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Debtor's Name P.B. Systems, Inc. Case No. 23-80006

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$345,925
f.	Postpetition payables (excluding taxes)	$2,481,097
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$2,481,097
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$49,611,372
n.	Total liabilities (debt) (j+k+l+m)	$52,092,469
o.	Ending equity/net worth (e-n)	$-51,746,544

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$5,593	
c.	Gross profit (a-b)	$-5,593	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-5,593	$-3,248,785

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name P.B. Systems, Inc. Case No. 23-80006

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i						
	ii						
	iii						
	iv						
	v						
	vi						
	vii						
	viii						
	ix						
	x						
	xi						
	xii						
	xiii						
	xiv						
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	xvi						
	xvii						
	xviii						
	xix						
	xx						
	xxi						
	xxii						
	xxiii						
	xxiv						
	xxv						
	xxvi						
	xxvii						
	xxviii						
	xxix						
	xxx						
	xxxi						
	xxxii						
	xxxiii						
	xxxiv						
	xxxv						
	xxxvi						

UST Form 11-MOR (12/01/2021) 3

Case 23-80004-swe 11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 8 of 33 Debtor’s Name P.B. Systems, Inc. Case No. 23-80006 xxxvi xxxvi xxxix xi xli xlii xliii xliv xlv xivi xivii xiviii xlix 1 li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii

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Debtor's Name P.B. Systems, Inc. Case No. 23-80006

	lxxix						
	lxxx						
	lxxxi						
	lxxxii						
	lxxxii						
	lxxxiv						
	lxxxv						
	lxxxvi						
	lxxxvi						
	lxxxvi						
	lxxxix						
	xc						
	xci						
	xcii						
	xciii						
	xciv						
	xcv						
	xcvi						
	xcvii						
	xcviii						
	xcix						
	c						
	ci						

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i						
	ii						
	iii						
	iv						
	v						
	vi						
	vii						
	viii						
	ix						
	x						
	xi						
	xii						
	xiii						
	xiv						

UST Form 11-MOR (12/01/2021) 5

Case 23-80004-swe 11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 10 of 33 Debtor’s Name P.B. Systems, Inc. Case No. 23-80006 XV xvi xvii xviii xix XX xxi xxii xxiii xxiv XXV xxvi xxvii xxviii xxix XXX xxxi xxxii XXXlll XXXlV XXXV XXXV! XXXV! XXXV! XXX! X xi xli xlii xiiii xliv xlv xivi xivii xiviii xlix 1 li lii liii liv lv lvi

Case 23-80004-swe 11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 11 of 33 Debtor’s Name P.B. Systems, Inc. Case No. 23-80006 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxv lxxxv lxxxv lxxxiJ< XC XCl XCll XClll XClV XCV XCVl xcvii xcviii

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Debtor's Name P.B. Systems, Inc. Case No. 23-80006

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$-453	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○ No ⦿	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ⦿	
c.	Were any payments made to or on behalf of insiders?	Yes ○ No ⦿	
d.	Are you current on postpetition tax return filings?	Yes ⦿ No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ⦿ No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ⦿ No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○ No ⦿	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ○ N/A ⦿	
i.	Do you have: Worker's compensation insurance?	Yes ⦿ No ○	
	If yes, are your premiums current?	Yes ⦿ No ○ N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ⦿ No ○	
	If yes, are your premiums current?	Yes ⦿ No ○ N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ⦿ No ○	
	If yes, are your premiums current?	Yes ⦿ No ○ N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ⦿ No ○	
k.	Has a disclosure statement been filed with the court?	Yes ⦿ No ○	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ⦿ No ○	

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name P.B. Systems, Inc. Case No. 23-80006

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	05/21/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name P.B. Systems, Inc. Case No. 23-80006

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UST Form 11-MOR (12/01/2021) 10

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Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 17 of 33 MOR-1 In re: EBIX, INC., et al. Lead Case No: 23-80004 Statement of Cash Receipts and Disbursements—(Unaudited) Reporting Period: April 1—April 30, 2024 Ebix, Inc. Receipts Customer Receipts $ 11,880,798 Other Receipts 2,227,778 Debt Proceeds Total Receipts $ 14,108,576 Disbursements Payroll & Benefits $ (4,331,430) 3rd Party Trade Vendors (1,757, 772) Ordinary Course Professionals Taxes & Duties (819,919) Other 0 12erating Disbursements ~120,0402 Total Disbursements $ (7,029,161) Net Operating Cash Flow $ 7,079,415 Other Non-Operating Cash Flows $ (5,556,811) Restructuring Professional Fees (1,898,426) Debt Service—Fees Total Non-operating Cash Flows $ (7,455,237) Intercompany Intercompany Transfers (receipts) Intercompany Transfers (disburs=ents) (1,841,510) Intercompany Transfers (net) $ (1,841,510) Net Cash Flow $ (2,217,333) Beginning Bank Cash $ 12,597,206 Net Cash Flow ~2,217,3332 Ending Bank Cash $ 10,379,874

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MOR-2

In re: EBIX, INC., et al.
Lead Case No: 23-80004

Balance Sheet as of April 30, 2024 - (Unaudited)
Reporting Period: April 1 - April 30, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets						
Current Assets:						
Cash and Cash equivalents	$ 11,400,017	$ –	$ –	$ –	$ –	$ –
Fiduciary funds - restricted	–	–	–	–	–	–
Accounts receivable, less allowance	10,002,352	–	193,293	81,500	7,745,610	407,963
Intercompany receivable	80,153,885	–	–	–	–	–
Other current assets	53,167,342	–	–	1,253	216	48,310
Total current assets	$ 154,723,596	$ –	$ 193,293	$ 82,753	$ 7,745,826	$ 456,273
Property and equipment, net	22,342,735	(232,426)	–	–	–	10,229
Right-of-Use Assets	229,275	578,351	–	–	–	127,458
Goodwill	192,040,854	–	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	6,132,733	–	226,104	0	(0)	194,834
Indefinite-lived intangibles	–	–	–	–	–	–
Capitalized software development costs, net	388,891	–	–	–	–	–
Deferred tax assets, net - long-term	22,033,811	–	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	146,785,443	–	(5,216,707)	–	–	–
Total assets	$ 544,677,338	$ 345,925	$ (98,748)	$ 19,494,539	$ 24,361,254	$ 62,822,334
Liabilities & Equity						
Current Liabilities						
Accounts Payable and accrued expenses	$ 21,142,394	$ –	$ –	$ 22,143	$ –	$ 30,697
Accrued payroll and related benefits	1,206,062	–	2,860	10,672	2,331	5,537
Working capital facility	–	–	–	–	–	–
Fiduciary funds liability - restricted	–	–	–	–	–	–
Short term debt	–	–	–	–	–	–
Current portion of long term debt and capital lease obligations	–	–	–	–	–	–
Intercompany payable	39,844,577	2,481,097	(3,429)	(63,631)	1,680,820	(206,709)
Deferred revenue	6,480,150	–	115,708	2,235	293,999	579,134
Short term lease liability	–	–	–	–	–	–
Other current liabilities	323,678,285	–	–	–	–	–
Total Current Liabilities	$ 392,351,468	$ 2,481,097	$ 115,138	$ (28,581)	$ 1,977,150	$ 408,658
Liabilities Subject to Compromise						
Accounts Payable and accrued expenses	$ 7,198,962	$ 34,700	$ –	$ 6,533	$ 10,842	$ 64,309
Accrued payroll and related benefits	180,350	–	–	–	–	–
Working capital facility	–	–	–	–	–	–
Fiduciary funds liability - restricted	–	–	–	–	–	–
Short term debt	342,324,099	–	–	–	–	–
Current portion of long term debt and capital lease obligations	86,998	–	–	–	–	–
Intercompany payable	303,282,320	49,576,672	(4,669,565)	(4,745,420)	9,464,805	(36,903,570)
Deferred revenue	–	–	–	–	–	–
Short term lease liability	361,156	–	–	–	–	–
Other current liabilities	2,277	–	–	–	(1,648)	(51,295)
Total Liabilities Subject to Compromise	$ 653,436,162	$ 49,611,372	$ (4,669,565)	$ (4,738,887)	$ 9,473,998	$ (36,890,557)
Long term debt and capital lease obligation, less current portion	8,059	-	-	-	-	-
Other liabilities	2,329,890	-	-	-	-	-
Earnout contingencies	–	-	-	-	-	-
Put option liability	–	-	-	-	-	-
Long term lease liability	743,980	-	-	-	-	-
Total liabilities	$ 1,048,869,560	$ 52,092,469	$ (4,554,426)	$ (4,767,468)	$ 11,451,148	$ (36,481,899)
Common stock, $.10 par value	3,790,897	–	–	–	–	–
Additional paid-in capital	4,077,159	–	–	20,000,000	21,532,000	88,420,090
Treasury stock	–	–	–	–	–	–
Retained earnings	(522,754,040)	(51,746,544)	4,455,678	4,262,007	(8,621,894)	10,884,143
Accumulated other comprehensive income	(529,688)	–	–	–	–	–
Total Ebix, Inc. stockholders' equity	$ (515,415,672)	$ (51,746,544)	$ 4,455,678	$ 24,262,007	$ 12,910,106	$ 99,304,233
Noncontrolling interest	11,223,450	–	–	–	–	–
Total stockholders' equity	$ (504,192,222)	$ (51,746,544)	$ 4,455,678	$ 24,262,007	$ 12,910,106	$ 99,304,233
Total Liabilities & Equity	$ 544,677,338	$ 345,925	$ (98,748)	$ 19,494,539	$ 24,361,254	$ 62,822,334

Case 23-80004-swe 11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 19 of 33 MOR-3 In re: EBIX, I NC., et a!. Lead Case N o: 23-80004 Statnnmtof Oyrationsjor the =nth of.Apri/ 2024—(Unaudited) Reporting Period: April 1—April 30, 2024 Agency Solut:ions.com, LLC d/b/a/ Health Ebix, Inc. P .B. Sl:stems, Inc. Facts Services, Inc. ConnectlLC ConfirmNet Coreoration A.D.A.M., Inc. Revenue Operating Revenue 3,856, 707 67,156 150,636 56,234 317,368 Other Revenue 536,055 Total Reftnue 4,392,762 67,156 150,636 56,234 317,368 Operating Expenses Services and other costs 1,065, 959 31,630 67,640 488,932 240,111 Product Development 779,511 5,593 28,435 46,27 3 27,792 Sales and Marketing 392,514 23,473 670 General and Administrative 1,657, 782 2,870 (2,279) 2 1,378 3,332 Amortization and D epreciation 357,795 10,277 9,527 Total Operating Income $ 139,201 $ ~5,593} $ ~6,056l $ 15,529 $ ~454,076} $ 35,937 I nterest I ncome Interest Expense (43,61 8) Reorganization Fees (5,536,213) Other no n-operating income Foreign exchange gain/loss Income before taxes $ ~5,440,631} $ ~5,593} $ ~6,056l $ 15,529 $ ~454,076} $ 35,937 Income tax expenses Net I ncome Ooss) including no ncontrolling interes t Net inco me Qoss) attributable to noncontro lling interest Net income (loss) $ !5,440,631~ $ !5,593~ $ !6,056~ $ 15,529 $ !454,076~ $ 35,937

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 20 of 33 MOR-4 In re: EBIX, INC., et al. Lead Case No: 23-80004 A ccounts Receivable Agi’!g Reporting Period: April 1 -April 30, 2024 Allowance for Entity Current 30 Days 60 Days 90 Days 120 Days Doubtful Accounts Total Ebix, Inc. $ 4,665,436 $ 733,491 $ 549,458 $ 613,777 $ 6,142,506 $ (3, 171,947) $ 9,533,722 P.B. Systems, Inc. Facts Services, Inc. 51,000 23,224 75,454 (21 ,977) 127,701 Agency Solutions.com, LLC d/b/ a/ Health Connect LLC 50,785 18,466 (178) 3,854 51,037 (42,463) 81,500 ConfirrnNet Corporation 138,324 217,743 45,661 141,735 7,384,429 (182,282) 7,745,610 A.D.A.M., Inc. (49,783) 65,093 Q,675) 40,794 43,783 (279,364) (187,153) T otal Accounts Receivable $ 4,856,762 $ 1,034,792 $ 587,266 $ 823,384 $ 13,697,210 $ p,698,034l $ 17,301,381

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 21 of 33 MOR-5 In re: EBIX, INC., et al. Lead Case N o: 23-80004 Disbursements by E ntity Reporbng Penod: March 1—March 31, 2024 Date I Check Number I Amount I Vendor I Entity 4/1/2024 $ (336.54) Paycom Payroll Ebix, Inc. 4/1/2024 (9,236.94) COMM OF MASS EFT Ebix, Inc. 4/1/2024 (894.01) UTAH801/297-7703 Ebix, Inc. 4/1/2024 (2,995.00) American Academy of Family Phys1c1ans EblX, Inc. 4/1/2024 (990.80) Coca Cola Ebix, Inc. 4/1/2024 (103.39) BB.Q Clucken Ebix, Inc. 4/ 1/2024 (15.76) GoDaddy.com Ebix, Inc. 4/ 1/2024 (0.03) GoDaddy.com Ebix, Inc. 4/1/2024 (411.00) Extra Space Ebix, Inc. 4/1/2024 (316.50) Extra Space Ebix, Inc. 4/1/2024 (500.00) Google Ebix, Inc. 4/1/2024 (500.00) Google Ebix, Inc. 4/1/2024 (88.96) Lowe’s Ebix, Inc. 4/1/2024 (17.99) Lyft Ebix, Inc. 4/1/2024 (16.85) Lyft Ebix, Inc. 4/1/2024 (2,505.31) Microsoft Ebix, Inc. 4/1/2024 (2,224.00) SQ Services Ebix, Inc. 4/1/2024 (992.07) Staples Inc. Ebix, Inc. 4/ 1/2024 (387.99) Kmg Constructwn Company Ebix, Inc. 4/ 1/2024 (470.00) DEBRA G . WECHTER MD Ebix, Inc. 4/1/2024 (1,000.00) Thomas Schiano Ebix, Inc. 4/1/2024 (1 ,000.00) Jennifer W!ldes Ebix, Inc. 4/1/2024 (600.00) Rachel Morns Ebix, Inc. 4/1/2024 (475.00) DAVIDS. BEEBE, MD Ebix, Inc. 4/1/2024 (100.00) DAVIDS. BEEBE, MD Ebix, Inc. 4/1/2024 (300.00) KRASIMIR GEORGE BOJANOV Ebix, Inc. 4/1/2024 (60.00) Federation ofChrrop L1c Board Ebix, Inc. 4/1/2024 (200.00) Steven Lesk Ebix, Inc. 4/1/2024 (185.16) Service Express, Inc Ebix, Inc. 4/1/2024 (166.94) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 4/ 1/2024 (600.00) Travis Paul Webb Ebix, Inc. 4/2/2024 (53,067. 78) Fair Health Inc Ebix, Inc. 4/2/2024 (29,196.41) Craftsman Printing Inc Ebix, Inc. 4/2/2024 (18, 197. 49) FCI Cyber Ebix, Inc. 4/2/2024 (16,054.11) 365 Operating Co LLC Ebix, Inc. 4/2/2024 (15,792.00) Advantecs Group, Inc. Ebix, Inc. 4/2/2024 (6,362 02) Zakipomt Health Inc Ebix, Inc. 4/2/2024 (5, 115.00) Plulip Patel—ACH Ebix, Inc. 4/2/2024 (4,200.00) Jatin M Vyas MD Ebix, Inc. 4/2/2024 (3,390.90) Provident Life & Acci Ebix, Inc. 4/2/2024 (3,322.36) WEX Health Inc Ebix, Inc. 4/2/2024 (3,300.00) Venmed Healthcare Net Ebix, Inc. 4/2/2024 (2,304.00) Pan American Benefits Ebix, Inc. 4/2/2024 (2,120.00) Lumen Ebix, Inc. 4/2/2024 (1,760.00) Renee Cocclu Ebix, Inc. 4/2/2024 (1,400.00) Jamie Lyrm Byram Ebix, Inc. 4/2/2024 (940.65) Accuimage Ebix, Inc. 4/2/2024 (875.00) Nirav Patel Ebix, Inc. 4/2/2024 (735.00) IAIABC Ebix, Inc. 4/2/2024 (700.00) Daniel Fnedman Ebix, Inc. 4/2/2024 (584.21) Imageworks Ebix, Inc. 4/2/2024 (562.50) EMPRISE TECHNOLOGIES Ebix, Inc.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 22 of 33 Date I Check Number I Amount I Vendor I Entity 4/2/2024 (514.50) Carolyn Donahoe Ebix, Inc. 4/2/2024 (500.00) Thomas Halaszynski Ebix, Inc. 4/2/2024 (431.20) Michelle Robertson Ebix, Inc. 4/2/2024 (400.00) Fred K Berger MD Ebix, Inc. 4/2/2024 (200.00) Thomas Hamilton Ebix, Inc. 4/2/2024 (125.00) John Mardant Ebix, Inc. 4/2/2024 (58,352.00) IndusLaw Ebix, Inc. 4/2/2024 (8,437.92) Shardu1 Arnarchand Mangaldas Co. Ebix, Inc. 4/2/2024 (25.00) Authnet Gateway EblX, Inc. 4/2/2024 (1,861,360. 13) Paycom Payroll Ebix, Inc. 4/2/2024 (5,983.84) Paycom Payroll Ebix, Inc. 4/2/2024 (17,088.00) STATE OF Cf DRS Ebix, Inc. 4/2/2024 (150.00) MATTHEW R BYARLA Y Ebix, Inc. 4/2/2024 (375.00) Chnstopher George Bazewicz EblX, Inc. 4/2/2024 (679.24) FULTON COUN1Y FINANCE DEPT Ebix, Inc. 4/2/2024 (250.00) Deborah L Hurd Ebix, Inc. 4/2/2024 (1,000.00) Eydie Moses-Kolko Ebix, Inc. 4/2/2024 (200.00) Southeastern Secunty Professionals, LLC Ebix, Inc. 4/2/2024 (250.00) David Swanson Ebix, Inc. 4/2/2024 (114.40) RENEE ZEMANSKI Ebix, Inc. 4/3/2024 200.00 Paycom Payroll Ebix, Inc. 4/3/2024 (6,906.10) Western States Envelop Ebix, Inc. 4/3/2024 (466 .67) Federal Express Ebix, Inc. 4/3/2024 (113,398.67) Paycom Payroll Ebix, Inc. 4/3/2024 (49,630. 55) Anthem Ebix, Inc. 4/3/2024 (250.00) Paycom Payroll Ebix, Inc. 4/3/2024 (40.48) Amazon Ebix, Inc. 4/3/2024 (61.52) Amazon Ebix, Inc. 4/3/2024 (19.98) Amazon Ebix, Inc. 4/3/2024 (19.98) Amazon Ebix, Inc. 4/3/2024 (26.86) Amazon Ebix, Inc. 4/3/2024 (127.90) Cmtas Corporation Ebix, Inc. 4/3/2024 (80.05) Google Ebix, Inc. 4/3/2024 (434.23) A J R, INC. Ebix, Inc. 4/3/2024 (322.95) Indeed Ebix, Inc. 4/3/2024 (17. 71) Lyft Ebix, Inc. 4/3/2024 (15.94) Lyft Ebix, Inc. 4/3/2024 (2,505.10) Microsoft Ebix, Inc. 4/3/2024 (90.00) Rustlci Software Ebix, Inc. 4/3/2024 (1,559.00) ALL STAR SUPER STORAGE Ebix, Inc. 4/3/2024 (704.98) CONCORD III Ebix, Inc. 4/3/2024 (150.00) MARKMOYAD,MD Ebix, Inc. 4/4/2024 (68,693. 77) Anu Agrawal Marketing Ebix, Inc. 4/4/2024 (36,065.69) Craftsman Punting Inc Ebix, Inc. 4/4/2024 (30,003.68) Nelson Mullins Ebix, Inc. 4/4/2024 (16,250.00) Pavan Bhalla Ebix, Inc. 4/4/2024 (15,000.00) Cathy Wesler Ebix, Inc. 4/4/2024 (9,987.50) Spark IPS Ebix, Inc. 4/4/2024 (9,300.00) GOKARE LAW FIRM Ebix, Inc. 4/4/2024 (8,840.00) Stellar Consulting Sol Ebix, Inc. 4/4/2024 (8,000.00) Donald L Deye Ebix, Inc. 4/4/2024 (6,353.00) K&C Blilldmg Maintenan Ebix, Inc. 4/ 4/2024 (5,520.00) Dan Celia Ebix, Inc. 4/ 4/2024 (5,000.00) EMPLOYEETECH Ebix, Inc. 4/4/2024 (4,370.00) Plulomena Dicicco Ebix, Inc. 4/4/2024 (4,250.33) Prov1dent Life & Acci Ebix, Inc. 4/4/2024 (3,1 11.37) DEBORAH GUIN Ebix, Inc.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 23 of 33 Date I Check Number I Amount I Vendor I Entity 4/4/2024 (3,061.92) CATHERINE CREASMAN Ebix, Inc. 4/4/2024 (3,000.00) SCOTI D . SMITH, MD, MP Ebix, Inc. 4/4/2024 (2,929.50) Big Commerce Inc Ebix, Inc. 4/4/2024 (2,772.00) JONATHAN]. BEITLER, M Ebix, Inc. 4/ 4/2024 (2,574.88) St. Moritz Secunty Se Ebix, Inc. 4/ 4/2024 (2,1 80.00) Chnstopher Bntt Ebix, Inc. 4/4/2024 (2,000.00) Douglas Paauw MD Ebix, Inc. 4/ 4/2024 (1,900.00) Venmed Healthcare Net Ebix, Inc. 4/ 4/2024 (1,650.00) James Warne Schmidley Ebix, Inc. 4/4/ 2024 (1,600.00) Renee Cocdu Ebix, Inc. 4/4/2024 (1,500.00) Melinda Deye Ebix, Inc. 4/4/2024 (1,360.00) EMILY MEALER Ebix, Inc. 4/4/2024 (1,350.00) 365 Operating Co LLC Ebix, Inc. 4/4/2024 (1,350.00) Bryan E Anderson Ebix, Inc. 4/4/2024 (1,285.20) TeamSupport LLC Ebix, Inc. 4/4/2024 (1,225.00) Piper Carroll Ebix, Inc. 4/ 4/2024 (1,200.00) ALLISON HAYS Ebix, Inc. 4/ 4/2024 (1,047.50) Ehzabeth Smoots MD Ebix, Inc. 4/4/2024 (1,000.00) William Sternberg Ebix, Inc. 4/ 4/2024 (1,000.00) DaVId B. Powers Ebix, Inc. 4/ 4/2024 (1,000.00) Snruvasa Rama Chandra Ebix, Inc. 4/4/ 2024 (1,000.00) KUMAR G . BELANI Ebix, Inc. 4/4/2024 (960.00) Kelley Allison Turner Ebix, Inc. 4/4/2024 (757.90) Sherry Baker Ebix, Inc. 4/4/2024 (680.00) Amy I Hall Ebix, Inc. 4/4/2024 (660.00) Jared Magee Ebix, Inc. 4/4/2024 (612.00) MG ECOM, Inc. Ebix, Inc. 4/4/2024 (600 . 00) Stuart Jay Padove Ebix, Inc. 4/ 4/2024 (500.00) Insured Retirement Ins Ebix, Inc. 4/ 4/2024 (450.00) Ehe M. Fem eini, MD, Ebix, Inc. 4/4/2024 (420.00) Soumy Pandey Ebix, Inc. 4/ 4/2024 (300.00) J Ivan Lopez Ebix, Inc. 4/ 4/2024 (250.00) Margaret Spence MD Ebix, Inc. 4/4/ 2024 (250. 00) Chnstine m Lucarell1 Ebix, Inc. 4/4/2024 (250.00) Andrew J H1gdon Ebix, Inc. 4/4/2024 (250.00) ERIC ENDLICH, PHD Ebix, Inc. 4/4/2024 (1 80.00) Michelle Vaughn Ebix, Inc. 4/4/2024 (150.00) W!lliamjonathan Fillm Ebix, Inc. 4/4/2024 (125.00) Suchita Shah Sata Ebix, Inc. 4/4/2024 (125.00) Mona Krauss Ebix, Inc. 4/ 4/2024 (50,000.00) USPS Ebix, Inc. 4/ 4/2024 (1,893.80) Cara Rosenbloom Ebix, Inc. 4/4/2024 (1 00.00) Chad Burke Ebix, Inc. 4/ 4/2024 (40,000.00) Bank of New York Mellon Ebix, Inc. 4/ 4/2024 (30,000.00) Jill M Krueger Eb1X, Inc. 4/4/ 2024 (12,250.00) Hans Ueli Keller Ebix, Inc. 4/4/2024 (10,250.00) Hans U Benz Ebix, Inc. 4/4/2024 (8,250.00) NO Eckert Esq and Mrs. NL Eckert Ebix, Inc. 4/4/2024 (6,250.00) George W Hebard III Ebix, Inc. 4/4/2024 (6,250.00) Priyanka Kaul Ebix, Inc. 4/4/2024 (6,250.00) Streichenberg Attorneys at Law Ebix, Inc. 4/4/2024 (540.00) Charles Schwab Ebix, Inc. 4/ 4/2024 (187,022.42) Paycom Payroll Ebix, Inc. 4/ 4/2024 (628.64) Amazon Ebix, Inc. 4/4/2024 (79.98) Amazon Ebix, Inc. 4/ 4/2024 (60.47) Amazon Ebix, Inc. 4/ 4/2024 (273.40) Appriver Ebix, Inc.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 24 of 33 Date I Check Number I Amount I Vendor I Entity 4/4/2024 (18.95) Cloud Cover Mus1c Ebix, Inc. 4/4/2024 (18.95) Cloud Cover Music Ebix, Inc. 4/4/2024 (194.15) GoDaddy.com Ebix, Inc. 4/4/2024 (0. 39) GoDaddy.com Ebix, Inc. 4/ 4/2024 (1,812.00) Famnont Copley Plaza Boston Ebix, Inc. 4/ 4/2024 (1,812.00) Famnont Copley Plaza Boston Ebix, Inc. 4/4/2024 (907.00) Google Ebix, Inc. 4/4/2024 (418.89) Google Ebix, Inc. 4/4/2024 (16.99) Lyft Ebix, Inc. 4/4/2024 (15.86) Lyft Ebix, Inc. 4/4/2024 (42.99) Web Net>.vork Solutions Ebix, Inc. 4/4/2024 (1,000.00) Seth Gale Ebix, Inc. 4/5/2024 (17,119.47) 365 Operating Co LLC Ebix, Inc. 4/5/2024 (540.00) Dr Charles Schwarts Ebix, Inc. 4/5/2024 (4,813.40) Optum Bank Ebix, Inc. 4/5/2024 (4,588.40) Optum Bank Ebix, Inc. 4/5/2024 (15.76) GoDaddy.com Ebix, Inc. 4/5/2024 (0.03) GoDaddy.com Ebix, Inc. 4/5/2024 (500.00) Google Ebix, Inc. 4/5/2024 (1284) Lyft Ebix, Inc. 4/5/2024 (35.00) Smch Mailgun Ebix, Inc. 4/5/2024 20.00 Southwest Alrlmes Ebix, Inc. 4/5/2024 (173.96) Web Net>.vork Solutions Ebix, Inc. 4/8/2024 (3,681.57) Citizen’s Bank Ebix, Inc. 4/8/2024 (900.00) Citizen’s Bank Ebix, Inc. 4/8/2024 (900.00) C1tizen’s Bank Ebix, Inc. 4/8/2024 (14, 796. 42) Sawnee Electric Ebix, Inc. 4/8/2024 (3,938.14) UPS Ebix, Inc. 4/8/2024 (486.76) Waste Management Ebix, Inc. 4/8/2024 (287. 72) Federal Express Ebix, Inc. 4/8/2024 (8,793.00) CO DEPT REVENUE Ebix, Inc. 4/8/2024 (59.99) Amazon Ebix, Inc. 4/8/2024 (53.59) Amazon Ebix, Inc. 4/8/2024 (59.99) Amazon Ebix, Inc. 4/8/2024 (80.97) Amazon Ebix, Inc. 4/8/2024 (81.41) Amazon Ebix, Inc. 4/8/2024 (19. 99) Amazon Ebix, Inc. 4/8/2024 (13.01) GoDaddy.com Ebix, Inc. 4/8/2024 (0.03) GoDaddy.com Ebix, Inc. 4/8/2024 (533.60) Extra Space Ebix, Inc. 4/8/2024 (500.00) Google Ebix, Inc. 4/8/2024 (2,507.54) Microsoft Ebix, Inc. 4/8/2024 (2,029.50) Vonage Ebix, Inc. 4/8/2024 (4299) Web Net>.vork Solutions Ebix, Inc. 4/8/2024 (4299) Web Net>.vork Solutions Ebix, Inc. 4/8/2024 (500.00) Samuel] McKenna Ebix, Inc. 4/8/2024 (1,123.50) Fueled Inc Ebix, Inc. 4/8/2024 (660.00) Gllssues Inc. Ebix, Inc. 4/8/2024 (2,120.00) CENTU RYLINK Ebix, Inc. 4/8/2024 (375.00) James B. Macdonald Ebix, Inc. 4/8/2024 (1,000.00) Scott McGinn1s Ebix, Inc. 4/8/2024 (600.00) DaVld Naeger Ebix, Inc. 4/8/2024 (600.00) DAVID Charles RETTEW Ebix, Inc. 4/9/2024 (362,506.01) Flrst Insurance Ebix, Inc. 4/9/2024 (3,867.15) Paycom Payroll Ebix, Inc. 4/9/2024 (3,800.27) Paycom Payroll Ebix, Inc. 4/9/2024 (954,210. 78) Z1nnia Distributor Solutions LLC Ebix, Inc.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 25 of 33 Date I Check Number I Amount I Vendor I Entity 4/9/2024 (19. 99) Amazon Ebix, Inc. 4/9/2024 (66. 76) Amazon Ebix, Inc. 4/9/ 2024 (40.48) Amazon Ebix, Inc. 4/9/2024 (86.29) Amazon Ebix, Inc. 4/9/2024 (2,998.80) Asana Ebix, Inc. 4/9/2024 (127.90) Cmtas Corporation Ebix, Inc. 4/ 9/2024 (842.20) Delta Alrlines Ebix, Inc. 4/ 9/2024 (84220) Delta Alrhnes Ebix, Inc. 4/ 9/2024 (13.01) GoDaddy.com Ebix, Inc. 4/9/2024 (0.03) GoDaddy.com Ebix, Inc. 4/9/ 2024 (500.00) Google Ebix, Inc. 4/9/ 2024 (375.00) Klaviyo Inc. Ebix, Inc. 4/9/2024 (49.99) PayP:ill Ebix, Inc. 4/9/2024 (720.00) Trello.com Ebix, Inc. 4/9/ 2024 (42.99) Web Network Solutions Ebix, Inc. 4/9/2024 (660.00) ROY WONG, MD Ebix, Inc. 4/9/2024 (2,640.00) ROY WO NG, MD Ebix, Inc. 4/10/202 4 327.66 Paycom Payroll Ebix, Inc. 4/10/ 202 4 (69,889.38) Paycom Payroll Ebix, Inc. 4/10/2024 (27,125.47) Paycom Payroll Ebix, Inc. 4/10/2024 (2, 143. 43) Paycom Payroll Ebix, Inc. 4/10/2024 (250. 00) Paycom Payroll Ebix, Inc. 4/10/2024 (21.18) Amazon Ebix, Inc. 4/10/2024 (38.61) Amazon Ebix, Inc. 4/10/202 4 (18.95) Cloud Cover Mus1c Ebix, Inc. 4/10/2024 (27.82) GoDaddy.com Ebix, Inc. 4/10/2024 (0.06) GoDaddy.com Ebix, Inc. 4/10/ 2024 (500.00) Google Ebix, Inc. 4/10/202 4 (15.84) Lyft Ebix, Inc. 4/10/202 4 (1 66.27) Microsoft Ebix, Inc. 4/10/ 202 4 (173.95) Web Network Solutions Ebix, Inc. 4/11/2024 (90 3, 156. 79) Paycom Payroll Ebix, Inc. 4/11/2024 (19.99) Amazon Ebix, Inc. 4/11/ 2024 (286.00) Extra Space Ebix, Inc. 4/11/ 2024 (500.00) Google Ebix, Inc. 4/11/ 2024 (500.00) Google Ebix, Inc. 4/11/ 202 4 (17.86) Lyft Ebix, Inc. 4/11/2024 (15.99) Lyft Ebix, Inc. 4/11/2024 (37.99) Web Network Solutions Ebix, Inc. 4/11/ 202 4 (1,660.63) MOUNT SINAI Ebix, Inc. 4/11/2024 (161.95) IRON MOUNTAIN INTELLECTUAL PRO PERTY M~Ebix, Inc. 4/11/202 4 (271.90) EZOT, INC Ebix, Inc. 4/11/ 202 4 (240.49) Carl Sackett Ebix, Inc. 4/12/2024 (36,55245) Anu Agrawal Marketing Ebix, Inc. 4/12/2024 (33,626.08) De Lage Landen Ebix, Inc. 4/12/ 2024 (29,607.21) Solex Fus10n Ebix, Inc. 4/12/ 2024 (20,667.00) INTEGRATED HEALTI-! 21 Ebix, Inc. 4/12/ 2024 (18,225.00) OneSpan Ebix, Inc. 4/12/ 202 4 (15,792.00) Advantecs Group, Inc. Ebix, Inc. 4/12/2024 (15,042.32) Atlanta Office Techno! Ebix, Inc. 4/12/2024 (11,756.25) Twilio Inc Ebix, Inc. 4/12/ 202 4 (1 0,405.22) Cooperative Technologi Ebix, Inc. 4/12/202 4 (8,223.75) 3SixtyMissionCritical Ebix, Inc. 4/12/202 4 (7,500.00) Reputation Cap1tal Med Ebix, Inc. 4/12/ 202 4 (6,004. 75) Digital Media Jnnovati Ebix, Inc. 4/12/2024 (5,000.00) BenefitFront Ebix, Inc. 4/12/2024 (4,298.44) DATASYSTEM SO LUTIONS Ebix, Inc.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 26 of 33 Date I Check Number I Amount I Vendor I Entity 4/12/ 2024 (4,079.60) DEBORAH GUIN Ebix, Inc. 4/ 12/2024 (3,1 05.00) David Dugdale Ebix, Inc. 4/ 12/2024 (2,884.62) Ehzabeth Temple Ebix, Inc. 4/ 12/ 2024 (2,295.00) DaVld S Briss Ebix, Inc. 4/ 12/202 4 (1 ,600.00) Renee Cocclu Ebix, Inc. 4/ 12/202 4 (1,403.60) M1chelle Robertson Ebix, Inc. 4/ 12/ 2024 (1,400.00) Lal1th Kumar K Solai Ebix, Inc. 4/12/2024 (1,200.00) Hope E Kames Nicely Ebix, Inc. 4/12/2024 (1,176.00) Carolyn D onahoe Ebix, Inc. 4/12/ 2024 (700.00) Angellki Vgontzas Ebix, Inc. 4/12/2024 (680.00) EMILY MEALER Ebix, Inc. 4/12/2024 (650.00) Travis Burke Ebix, Inc. 4/12/ 2024 (600.00) Jay M Brahmbhatt, MD Ebix, Inc. 4/ 12/2024 (594.00) JONATHAN J. BEITLER, M Ebix, Inc. 4/ 12/2024 (576.00) CATHERINE CREASMAN Ebix, Inc. 4/ 12/ 2024 (544.00) Amy I Hall Ebix, Inc. 4/ 12/202 4 (280.00) Amy Klein Zimmerman Ebix, Inc. 4/ 12/202 4 (1 49. 70) Esker Inc Ebix, Inc. 4/ 12/ 202 4 (125. 75) Craftsman Printing Inc Ebix, Inc. 4/12/2024 (10250) Kimberly Angeles Wake Eb1X, Inc. 4/12/2024 (100.00) KUMAR G . BELANI Ebix, Inc. 4/12/ 2024 (9,021.00) ACI Gift Cards, LLC. Ebix, Inc. 4/12/2024 (450.00) Renan E R1berro Ebix, Inc. 4/12/2024 (16,526. 76) Sun L1fe Canada Ebix, Inc. 4/12/ 2024 (13,634. 99) Sun Life Canada Ebix, Inc. 4/ 12/2024 (641.24) Paycom Payroll Ebix, Inc. 4/ 12/2024 (203,791.68) Omru Agent Solutions Ebix, Inc. 4/ 12/ 2024 (801.69) Hyatt Hotels Ebix, Inc. 4/ 12/202 4 (249.98) A J R, INC. Ebix, Inc. 4/ 12/202 4 (500. 45) Indeed Ebix, Inc. 4/ 12/ 202 4 (18.83) Lyft Ebix, Inc. 4/12/2024 (17.99) Lyft Ebix, Inc. 4/12/2024 (16.71) Lyft Ebix, Inc. 4/12/ 2024 (2,510.82) Microsoft Ebix, Inc. 4/12/2024 (1 44.96) Sam’s Club Ebix, Inc. 4/12/2024 15.00 Southwest Al.rlmes Ebix, Inc. 4/12/ 2024 (4.99) Web Network Solutions Ebix, Inc. 4/ 12/2024 (6.58) Jeannie Beauchamp Ebix, Inc. 4/ 15/2024 (5,292.58) UPS Ebix, Inc. 4/ 15/ 2024 (13,447.89) Paycom Payroll Ebix, Inc. 4/ 15/202 4 (4,750.00) Hilco Real Estate Apprmsal, LLC EblX, Inc. 4/ 15/202 4 (19.99) Amazon Ebix, Inc. 4/ 15/ 202 4 (59.08) Amazon Ebix, Inc. 4/15/2024 (40.48) Amazon Ebix, Inc. 4/15/2024 (0.99) Apple Ebix, Inc. 4/15/ 2024 (1,000.00) Digtcert Ebix, Inc. 4/15/2024 (8.37) G oDaddy.com Ebix, Inc. 4/15/2024 (0.02) G oDaddy.com Ebix, Inc. 4/15/ 2024 (500.00) G oogle Ebix, Inc. 4/ 15/2024 (500.00) Google Ebix, Inc. 4/ 15/2024 (673.35) Hyatt H otels Eb1X, Inc. 4/ 15/ 2024 (1 34.67) Hyatt Hotels Ebix, Inc. 4/ 15/202 4 (134.67) Hyatt Hotels Eb1X, Inc. 4/ 15/202 4 (712.23) Hyatt Hotels Eb1X, Inc. 4/ 15/ 202 4 (54.99) Lyft Ebix, Inc. 4/15/2024 (59.00) Rewmd Software Ebix, Inc. 4/15/2024 (1.65) Rewmd Software Ebix, Inc.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 27 of 33 Date I Check Number I Amount I Vendor I Entity 4/15/ 2024 (42.99) Web Network Solutions Ebix, Inc. 4/ 15/2024 (796.39) Zoom Ebix, Inc. 4/ 15/2024 (300.00) GANA 22 Anesthesia Services EblX, Inc. 4/ 15/ 2024 (600.00) Sean Langnfeld Ebix, Inc. 4/15/2024 (146.66) Carl Atkms Ebix, Inc. 4/15/2024 (547.50) KENNETH W. HOOVER Ebix, Inc. 4/15/ 2024 (87.45) Chester Hsu Ebix, Inc. 4/15/2024 (981.10) TASC Ebix, Inc. 4/15/2024 (430.46) CANON FINANCIAL SERVICES, INC Ebix, Inc. 4/15/ 2024 (229.56) Laszlo Leden)‘l Ebix, Inc. 4/15/2024 (311.25) OP1UM INSIGHT Ebix, Inc. 4/15/2024 (113.46) Melanie Rothberg Ebix, Inc. 4/15/ 2024 (23.05) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 4/ 15/2024 (800.00) ROY WONG, MD Ebix, Inc. 4/ 16/2024 (6,547.80) C1tizen’s Bank Ebix, Inc. 4/ 16/2024 (1,751.50) Ehzabeth Smoots MD Ebix, Inc. 4/16/2024 (43,573.62) Paycom Payroll Ebix, Inc. 4/16/2024 (2,576.09) Paycom Payroll Ebix, Inc. 4/16/ 202 4 (369.41) DOR ITS PAYMENTS Ebix, Inc. 4/16/2024 (1,137,468.03) Zmnia Distributor Solutions LLC Ebix, Inc. 4/16/2024 (127.90) Cmtas Corporation Ebix, Inc. 4/16/ 2024 (1,129.00) DirectTV Ebix, Inc. 4/16/2024 (2,503.14) Microsoft Ebix, Inc. 4/16/2024 (58.68) Trello.com Ebix, Inc. 4/16/ 2024 (300.00) Knsten Meier Ebix, Inc. 4/ 16/2024 (90.00) TANG HO Ebix, Inc. 4/ 16/2024 (500.00) Richard J Saad Ebix, Inc. 4/ 16/2024 (429.86) Martha Ann Keels Ebix, Inc. 4/16/2024 (252.98) Tim La“Wrence Ebix, Inc. 4/16/2024 (266. 72) Daniel Autry Ebix, Inc. 4/16/ 202 4 (3,896.18) AT&T MOBILITY Ebix, Inc. 4/16/2024 (19.69) Ann Freedman Ebix, Inc. 4/16/2024 (880.00) G llssues Inc. Ebix, Inc. 4/16/ 2024 (49.00) Aleyamma Mathew Ebix, Inc. 4/16/2024 (154.26) Roy Rogers Ebix, Inc. 4/16/2024 (59.49) J oseph S1gala Ebix, Inc. 4/16/ 2024 (705.58) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 4/ 17/2024 (1,000.00) COMM OF MASS EFT Ebix, Inc. 4/ 17/2024 (1,000.00) NYS DTF CT Ebix, Inc. 4/ 17/ 2024 (1 41.34) AL-DEPT OF REV Ebix, Inc. 4/17/2024 (13.35) AL ONESPOT TAX Ebix, Inc. 4/17/2024 (500.00) Google Ebix, Inc. 4/17/ 202 4 (1 02.97) Web Network Solutions Ebix, Inc. 4/17/2024 (125.00) Harmah X Chen Ebix, Inc. 4/17/2024 (2,846.93) COMPUTERSHARE INC Ebix, Inc. 4/17/ 2024 (95.63) Gregory McGann Ebix, Inc. 4/18/2024 (69,002.07) Paycom Payroll Ebix, Inc. 4/18/2024 (50,000.00) DLA Piper Ebix, Inc. 4/18/ 202 4 (57 4,000.00) IRS Ebix, Inc. 4/ 18/2024 (67,000.00) Nj WEB PMT 02301 EblX, Inc. 4/ 18/2024 (64.63) ME BUREAU O F TAX Ebix, Inc. 4/ 18/ 2024 (65.98) Amazon Ebix, Inc. 4/18/2024 (63.47) Amazon Ebix, Inc. 4/18/2024 (62.26) Amazon Ebix, Inc. 4/18/ 202 4 (500.00) Google Ebix, Inc. 4/18/2024 (116.71) Trello.com Ebix, Inc. 4/18/2024 (4299) Web N etwork Solutions Ebix, Inc.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 28 of 33 Date I Check Number I Amount I Vendor I Entity 4/18/ 2024 (4,900.00) Norman SCOTI LITOFSKY Ebix, Inc. 4/ 18/2024 (402.07) Phillip Baker Ebix, Inc. 4/ 18/2024 (605.89) Robert Hmtze Ebix, Inc. 4/18/ 2024 (1 47. 90) Joe Osclieck Ebix, Inc. 4/18/202 4 (242.93) Kate Pierce Eb1X, Inc. 4/18/202 4 (21.33) Shera S1ms Ebix, Inc. 4/19/ 2024 (110.00) INTEGRATED HEALTH Ebix, Inc. 4/19/2024 (61,000.00) USPS Ebix, Inc. 4/19/2024 (48,733.16) Amazon Web Services Ebix, Inc. 4/19/ 2024 (24,967.09) NRCME Ebix, Inc. 4/19/2024 (16,813.04) DeLage Landen Ebix, Inc. 4/19/2024 (15,792.00) Advantecs Group, Inc. Ebix, Inc. 4/19/ 2024 (1 4,324.00) Craftsman Printing Inc Ebix, Inc. 4/ 19/2024 (6,000.00) Cathy Wesler Ebix, Inc. 4/ 19/2024 (4,221.98) Park Place Technology Ebix, Inc. 4/19/ 2024 (3,976.27) DEBORAH GUIN Ebix, Inc. 4/19/2024 (2,739.27) CATHERINE CREASMAN Ebix, Inc. 4/19/2024 (2,117. 79) Fore1gn Language Serv Ebix, Inc. 4/19/ 202 4 (1,285.20) TeamSupport LLC Ebix, Inc. 4/19/2024 (1,285.20) Snap Print Inc Ebix, Inc. 4/19/2024 (1,000.00) Travis Burke Ebix, Inc. 4/19/ 2024 (962.50) Carolyn Donahoe Ebix, Inc. 4/19/2024 (600.00) joshua Nazeer Omade’ Ebix, Inc. 4/19/ 2024 (600.00) Wellness Bunny LLC EblX, Inc. 4/19/ 2024 (592.44) Amy I Hall Ebix, Inc. 4/ 19/2024 (378.00) lns1ght Direct USA Inc Ebix, Inc. 4/ 19/2024 (350.00) Mineral Inc Ebix, Inc. 4/ 19/2024 (40,000.00) COMP OF MARYLAND Ebix, Inc. 4/19/2024 (31,289.00) NYS DTF SALES Ebix, Inc. 4/19/2024 (22,358.18) STATE COMPTRLR Ebix, Inc. 4/19/ 202 4 (15,000.00) COMMWLTHOFPAPATH Ebix, Inc. 4/19/2024 (3,144.96) COMMWLTHOFPAPATH Ebix, Inc. 4/19/2024 (864.57) FLA DEPT REVENUE Ebix, Inc. 4/19/ 2024 (39.47) GoDaddy.com Ebix, Inc. 4/19/2024 (0.08) GoDaddy.com Ebix, Inc. 4/19/ 2024 (363.12) A J R, INC. Ebix, Inc. 4/19/ 2024 (44.88) The Home Depot Ebix, Inc. 4/ 19/2024 (42.99) Web Network Solutions Ebix, Inc. 4/ 19/2024 (500.00) George H Blakey III Ebix, Inc. 4/ 19/2024 (365. 71) Barney Olsen Ebix, Inc. 4/19/2024 (238.49) John Edward Bayless Ebix, Inc. 4/19/2024 (577.86) Gary Kempler Ebix, Inc. 4/22/ 202 4 2,802.83 Paycom Payroll Ebix, Inc. 4/22/2024 (1,370.53) Federal Express Ebix, Inc. 4/22/2024 (103.21) UPS Ebix, Inc. 4/22/ 2024 (3,200.01) Opturn Bank Ebix, Inc. 4/22/2024 (796.65) WI DEPT REVENUE Ebix, Inc. 4/22/2024 (4,400.45) Ahla Napa Valley Ebix, Inc. 4/22/ 202 4 (51.61) G oDaddy.com Ebix, Inc. 4/22/2024 (24.16) GoDaddy.com Ebix, Inc. 4/22/2024 (0.10) GoDaddy.com Ebix, Inc. 4/22/2024 (0.05) GoDaddy.com Ebix, Inc. 4/22/202 4 (948.68) Freeman® Ebix, Inc. 4/22/202 4 (500.00) Google Ebix, Inc. 4/22/ 202 4 (500.00) Google Ebix, Inc. 4/22/2024 (500.00) Google Ebix, Inc. 4/22/2024 (1,625.68) Hyatt Hotels Eb1X, Inc.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 29 of 33 Date I Check Number I Amount I Vendor I E ntity 4/22/ 2024 (1,219.26) Hyatt Hotels Eb!x, Inc. 4/22/2024 (80.99) Lyft Ebix, Inc. 4/22/2024 (2,507.22) Microsoft Ebix, Inc. 4/22/ 2024 (1 05.08) Sam’s Club Ebix, Inc. 4/22/2024 (196.56) The Home Depot Ebix, Inc. 4/22/2024 (80.98) Web Network Solutions Ebix, Inc. 4/22/ 2024 (4,800.00) RAMINDER NIRULA, MD, FACS Ebix, Inc. 4/22/2024 (341.35) Samuel Wu Ebix, Inc. 4/22/2024 (519. 75) Robert Caldwell Ebix, Inc. 4/22/ 2024 (88.02) Wru-Yin Chan Ebix, Inc. 4/22/2024 (440.63) john Delorme Ebix, Inc. 4/22/2024 (600.00) Cmthia Elkms Ebix, Inc. 4/22/ 2024 (150.00) Crrug M Garver Ebix, Inc. 4/22/2024 (1,500.00) KARL). KREDER, MD Ebix, Inc. 4/22/2024 (45.95) Megan Lenahan Ebix, Inc. 4/22/ 2024 (150.00) MARC WINKELMAN Ebix, Inc. 4/22/2024 (1,018.00) American Dental AssoClatwn Ebix, Inc. 4/23/2024 (63,470.63) Paycom Payroll Ebix, Inc. 4/23/ 2024 (2,7 67. 70) Paycom Payroll Ebix, Inc. 4/23/2024 (250.00) Paycom Payroll Ebix, Inc. 4/23/2024 (4,506.43) AZ DEPT O F REV Ebix, Inc. 4/23/ 2024 (3,885.27) SC DEPT REVENUE Ebix, Inc. 4/23/2024 (1,692.56) N) S&U WEB PMT Ebix, Inc. 4/23/2024 (1,279.00) IL DEPT OF REVEN Ebix, Inc. 4/23/ 2024 (1,195.13) MI Business Tax Ebix, Inc. 4/23/2024 (1,170.00) DENVERGOV.O RG Ebix, Inc. 4/23/2024 (1,116.00) MN DEPT OF REVEN Ebix, Inc. 4/23/ 2024 (538.25) VA DEPT TAXATIO N Ebix, Inc. 4/23/2024 (214.00) STATE OF LOUISIA Ebix, Inc. 4/23/2024 (60.46) Amazon Ebix, Inc. 4/23/ 202 4 (21.18) Amazon Ebix, Inc. 4/23/2024 (40.48) Amazon Ebix, Inc. 4/23/2024 (64.65) Amazon Ebix, Inc. 4/23/ 2024 (127.90) Cmtas Corporation Ebix, Inc. 4/23/2024 (69.04) GoDaddy.com Ebix, Inc. 4/23/2024 (0.14) GoDaddy.com Ebix, Inc. 4/23/ 2024 (1,625.68) Hyatt Hotels Eb!x, Inc. 4/23/2024 (500.04) Indeed Ebix, Inc. 4/23/2024 (1,000.00) JOHN KOUTRAS Ebix, Inc. 4/23/ 2024 (232.51) Haleh Shaheedy Ebix, Inc. 4/23/2024 (1,000.00) Shahed Toossi Ebix, Inc. 4/23/2024 (490.34) Gregory Psaltls Ebix, Inc. 4/23/ 202 4 (800.00) MarshallS Baker Ebix, Inc. 4/23/2024 (1,006.97) FULTO N COUNTY FINANCE DEPT Ebix, Inc. 4/23/2024 (1,430.00) RENEE ZEMANSKI Ebix, Inc. 4/24/ 2024 250.00 Paycom Payroll Ebix, Inc. 4/24/2024 (48,657.81) Paycom Payroll Ebix, Inc. 4/24/2024 (294.66) Paycom Payroll Ebix, Inc. 4/24/ 2024 (7,608.00) TN STATE REVENUE Ebix, Inc. 4/24/2024 (948.41) WVTREASURY Ebix, Inc. 4/24/2024 (650.87) NC DEPT REVENUE Ebix, Inc. 4/24/ 2024 (12.00) CO DEPT REVENUE Ebix, Inc. 4/24/2024 (1,423,535.18) Z1nnia Distributor Solutions LLC Ebix, Inc. 4/24/2024 (817.20) Delta Al.rhnes Ebix, Inc. 4/24/ 202 4 (817.20) Delta Al.rhnes Ebix, Inc. 4/24/2024 (500.00) Google Ebix, Inc. 4/24/2024 (1,780.10) Hotels.com Eb1X, Inc.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 30 of 33 Date I Check Number I Amount I Vendor I E ntity 4/24/ 2024 (162.30) PayP:ill Ebix, Inc. 4/24/2024 (166.22) Stericycle Inc. Ebix, Inc. 4/24/2024 (636.90) IRON MOUNTAIN CANADA O PERATIO NULC Ebix, Inc. 4/24/ 2024 (100.00) Thomas E Knight Ebix, Inc. 4/24/2024 (810.50) EMPLOYEE POOLING Ebix, Inc. 4/24/202 4 (192. 40) Jon Shusterman Ebix, Inc. 4/24/ 2024 (384.27) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 4/25/2024 (763,943.45) Paycom Payroll Ebix, Inc. 4/25/2024 (1,047.88) The Guardian Ebix, Inc. 4/25/ 2024 (19.99) Amazon Ebix, Inc. 4/25/2024 (45.05) Amazon Ebix, Inc. 4/25/ 2024 (33.60) Amazon Ebix, Inc. 4/25/ 2024 (1,643.82) Dell Ebix, Inc. 4/25/2024 (73.99) Lyft Ebix, Inc. 4/25/2024 (17.99) Lyft Ebix, Inc. 4/25/ 2024 (16.86) Lyft Ebix, Inc. 4/25/202 4 (199.00) Shogun Ebix, Inc. 4/25/202 4 (599.42) Uruted Airlines Ebix, Inc. 4/25/ 202 4 (47.98) Web Network Solutions Ebix, Inc. 4/25/2024 (316.19) John Bozic Ebix, Inc. 4/25/2024 (314.59) Jonathan Gidan Ebix, Inc. 4/25/ 2024 (29,848.00) NUMBERSO NLY INC Ebix, Inc. 4/26/2024 (15,909.09) Lockton Ebix, Inc. 4/26/2024 (9,285.41) Craftsman Printing Inc Ebix, Inc. 4/26/ 2024 (8,407.76) FLEX DIGITAL Ebix, Inc. 4/26/2024 (5,569.48) MMS Inc d/b/a Med1eal Ebix, Inc. 4/26/2024 (4,400.00) Venmed Healthcare Net Ebix, Inc. 4/26/ 2024 (3,678.40) St. Moritz Secunty Se Ebix, Inc. 4/26/2024 (3,200.00) Renee Cocclu Ebix, Inc. 4/26/2024 (2,500.00) Prenb.ss Taylor Ebix, Inc. 4/26/ 202 4 (1,1 63.76) Guardian Concentration Ebix, Inc. 4/26/2024 (1,1 00.00) Travis Burke Ebix, Inc. 4/26/2024 (975.69) Amy I Hall Ebix, Inc. 4/26/ 2024 (859. 77) Uruvemty of Pittsbur Ebix, Inc. 4/26/2024 (760.00) EMILY MEALER Ebix, Inc. 4/26/2024 (642.90) New Relic Inc Ebix, Inc. 4/26/ 2024 (500.00) Marica Borovich-Law Ebix, Inc. 4/26/2024 (416.25) Merriam dba World Clas Ebix, Inc. 4/26/2024 (300.00) W!lliamJonathan Fillm Ebix, Inc. 4/26/ 2024 (200.00) Thomas Hamilton Ebix, Inc. 4/26/2024 (138.04) Esker Inc Ebix, Inc. 4/26/2024 (13,493. 75) Shardu1 Amarchand Mangaldas Co. Ebix, Inc. 4/26/ 202 4 (3,880.00) ACI Gift Cards, LLC. Ebix, Inc. 4/26/2024 (3,000.00) Gagan Garg Ebix, Inc. 4/26/2024 (2,000.00) Amit Kumar Chouksey Ebix, Inc. 4/26/ 2024 (703.08) Sun L1fe Health Eb1X, Inc. 4/26/2024 (990,007.38) Mayer Brown LLP Ebix, Inc. 4/26/2024 (397,127.41) FTI Consulting Inc Ebix, Inc. 4/26/ 202 4 (66.24) Amazon Ebix, Inc. 4/26/2024 (500.00) Google Ebix, Inc. 4/26/2024 (134.67) Hyatt Hotels Eb1X, Inc. 4/26/ 2024 (134.67) Hyatt Hotels Ebix, Inc. 4/26/2024 (221.43) A) R, INC. Ebix, Inc. 4/26/2024 (17. 70) Lyft Ebix, Inc. 4/26/ 202 4 (7.85) Laura Miner Ebix, Inc. 4/26/2024 (375.00) Sarah Vick Ebix, Inc. 4/26/2024 (261.90) EZOT, INC Ebix, Inc.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 31 of 33 Date I Check Number I Amount I Vendor I Entity 4/26/ 2024 (600.46) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 4/26/2024 (588. 73) Brooke Wood Ebix, Inc. 4/29/2024 (95.57) UPS Ebix, Inc. 4/29/2024 (295.13) Federal Express Ebix, Inc. 4/29/2024 (980.94) Waste Management Ebix, Inc. 4/29/2024 (641.23) Paycom Payroll Ebix, Inc. 4/29/ 2024 (49,630. 55) Anthem Ebix, Inc. 4/29/2024 (133.08) Amazon Ebix, Inc. 4/29/2024 (57.57) Amazon Ebix, Inc. 4/29/2024 (57.57) Amazon Ebix, Inc. 4/29/2024 (79.67) Amazon Ebix, Inc. 4/29/2024 (500.00) Google Ebix, Inc. 4/29/ 2024 (673.35) Hyatt Hotels Eb!x, Inc. 4/29/2024 (10.76) Lyft Ebix, Inc. 4/29/2024 (10 .99) Lyft Ebix, Inc. 4/29/2024 (1 0. 99) Lyft Ebix, Inc. 4/29/2024 (18.66) Lyft Ebix, Inc. 4/29/2024 (19.89) Lyft Ebix, Inc. 4/29/ 202 4 (19.90) Lyft Ebix, Inc. 4/29/2024 (23.99) Lyft Ebix, Inc. 4/29/2024 (32.96) Lyft Ebix, Inc. 4/29/2024 (35.99) Lyft Ebix, Inc. 4/29/2024 (36.87) Lyft Ebix, Inc. 4/29/2024 (41.83) Lyft Ebix, Inc. 4/29/ 2024 (48.61) Lyft Ebix, Inc. 4/29/2024 (2,512.48) Microsoft Ebix, Inc. 4/29/2024 37.88 Microsoft Ebix, Inc. 4/29/2024 (42.99) Web Network Solutions Ebix, Inc. 4/29/2024 (1,000.00) Steven Roser Ebix, Inc. 4/30/2024 (250.00) Marica Borovich-Law Ebix, Inc. 4/30/202 4 (3,625.00) Thomas Metkus Ebix, Inc. 4/30/2024 (10,000.00) UC REGENTS- SAN FRAN Ebix, Inc. 4/30/2024 (12,000.00) USPS Ebix, Inc. 4/30/2024 (3,383.97) Paycom Payroll Ebix, Inc. 4/30/2024 (500.00) US Trustee Ebix, Inc. 4/30/2024 (252,250.00) US Trustee Ebix, Inc. 4/30/ 2024 (139.62) KSDEPTOFREVENUE Ebix, Inc. 4/30/2024 (267.02) NEVADA TAX Ebix, Inc. 4/30/2024 (1,642.25) 80130HIO-TAXOSUT Ebix, Inc. 4/30/2024 (2,041,596. 75) Z1nnia Distributor Solutions LLC Ebix, Inc. 4/30/2024 (127.90) Cmtas Corporation Ebix, Inc. 4/30/2024 (504.20) Delta Al.rhnes Ebix, Inc. 4/30/202 4 (612.20) Delta Al.rhnes Ebix, Inc. 4/30/2024 (817.20) Delta Al.rhnes Ebix, Inc. 4/30/2024 (500.00) Google Ebix, Inc. 4/30/2024 (4,548.56) Hubspot Inc. Ebix, Inc. 4/30/2024 (10.99) Lyft Ebix, Inc. 4/30/2024 (16.99) Lyft Ebix, Inc. 4/30/ 2024 (28. 70) Lyft Ebix, Inc. 4/30/2024 (39.99) Lyft Ebix, Inc. 4/30/2024 (39.99) Lyft Ebix, Inc. 4/30/2024 (24.00) OrnniOne Ebix, Inc. 4/30/2024 (251.94) Web Network Solutions Ebix, Inc. 4/30/2024 (5.00) TD Bank Ebix, Inc. 4/30/202 4 (46.18) Don Cheatham Ebix, Inc. 4/30/2024 (135. 77) F Joseph Dermody Ebix, Inc. 4/30/2024 (58.48) Frooz Fatoorachi-Korsand Ebix, Inc.

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document Page 32 of 33 Date I Check Number I Amount I Vendor I Entity 4/30/ 2024 (778. 45) Ronald Jurgensen Ebix, Inc. 4/30/2024 (144.22) Adel Tawadros Ebix, Inc. 4/30/2024 (1,592.56) PNC Bank Ebix, Inc. $ (14,484,398.09) Ebix, Inc. Subtotal $ (14,484,398.09) Grand Total

Case 23-80004-swe11 Doc 606 Filed 05/21/24 Entered 05/21/24 19:37:23 Desc Main Document    Page 33 of 33 MOR-6 In re: EBIX, INC., et al. Lead Case No: 23-80004 Description of the assets sold or transferred and the terms of the sale or transfer Reporting Period: April 1—April 30, 2024 The NA L&A Assets constitutes the operations of the Debtors’ (i) end-to-end life and annuity exchanges business operating in North America, and (ii) software development and business process outsourcing support services in respect of the foregoing, in each case, as delivered to customers through the following software: TPP/PSS, iHub, EbixHUB, AnnuityNet, LifeSpeed, Winflex, VitalSales Suites, Vertex Product Suite, Vertex-VitalXML, EbixCRM/Smartoffice, Superhighway, Ebix Analytics, Annuity Maintenance Platform, Annuity Case Management, DeliveryNow, Reinsurance Portal, Claims Processor, GeniEbix/Digital Assistants, and Producer Support System (PSS).